                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ------------------------

                                 FORM 8-K/A
                             AMENDMENT NO. 1 TO
                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                  Date of Report:      January 16, 1998
           Date of Earliest Event Reported:   January 2, 1998
                  Date of Amendment:    March 16, 1998



                             AEROCENTURY CORP.
        -------------------------------------------------------
         (Exact name of registrant as specified in its charter)


                               DELAWARE
        ------------------------------------------------------
      (State or other jurisdiction of incorporation or organization)


                 001-13387                         94-3263974
         ----------------------           --------------------------
          (Commission File Number)       (I.R.S. Employer Identification No.)


        1440 CHAPIN AVENUE, SUITE 310, BURLINGAME, CA          94010
       ----------------------------------------------         ------
        (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code:      (650) 340-1888
           ------------------------------------------------------
    Former address, if changed since last report:   N/A

                   INFORMATION TO BE INCLUDED IN THE REPORT

This Form 8-K/A amends Item 7 of the Form 8-K filed by the Registrant with the Securities and Exchange Commission on January 16, 1998, by incorporating by reference the financial information referred to below.

ITEM 7.       Financial Statements and Exhibits.
              ------------------------------------------

              (a)      Financial statements of businesses acquired.


              Pursuant to Item 7(a) of Form 8-K and Rule 3.05(b) of Regulation S-X, Financial Statements of JetFleet Aircraft, L.P. and JetFleet Aircraft II, L.P., contained in the Company's S-4 Registration Statement (333-24743) declared effective September 23, 1997, are hereby incorporated by reference.


             (b)      Pro forma financial information.

             Pursuant to Item 7(b) of Form 8-K and Rule 3.05(b) of Regulation S-X, the Pro Forma Financial Statements of the Company contained in the Company's S-4 Registration Statement (333-24743) declared effective September 23, 1997, are hereby incorporated by reference.

             (c)      Exhibits.

             The Exhibit Index appearing on page 2 of the original Form 8-K filing is incorporated by reference.


             Exhibit Number            Description
             ----------            -------------
                23               Consent of Vocker Kristofferson & Co.
                                 dated March 13, 1998.

                                        Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AeroCentury Corp.
                                        (Registrant)


Date: March 16, 1998                    By:     /s/ Neal D. Crispin
                                                ------------------
                                                Neal D. Crispin
                                                Title:      President